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                                                                 Exhibit 99.9

Form of consent for logo:

     The undersigned, as an authorized representative of RealNetworks, Inc., hereby consents to the use of the RealNetworks, Inc. logo in the registration statement on Form S-1 (Registration No. 333-69261) and all amendments thereto (the "Registration Statement") of Intraware, Inc. in the form attached to this consent, and further consents to the inclusion of this consent as an exhibit to such Registration Statement.

     Such use shall be in accordance with RealNetworks trademark usage policy which is available at http://www.real.com.


                                          RealNetworks, Inc.

                            (Signature)   By:    /s/ Jeffrey Mandelbaum
                                                 ------------------------
                                          Name:  Jeffrey Mandelbaum
                                                 ------------------------
                                          Title: Vice President
                                                 ------------------------
                                          Date:  2/23/99
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